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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-05
                            POOL PROFILE (1/28/2002)

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                                       ------------------   --------------------
                                               BID               TOLERANCE
                                       ------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $400,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Feb-02
INTEREST RATE RANGE                      5.500% - 7.875%
GROSS WAC                                          6.48%       (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      178           (+/- 2 month)

WALTV                                                58%           (maximum 70%)

CALIFORNIA %                                         33%           (maximum 53%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 1%           (maximum  5%)

AVERAGE LOAN BALANCE                            $468,000      (maximum $475,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,700,000    (maximum $1,700,000)

FULL DOCUMENTATION %                                 84%           (minimum 80%)

PREPAYMENT PENALTY %                                  0%            (maximum 1%)

UNINSURED > 80% LTV %                                 1%            (maximum 2%)

TEMPORARY BUYDOWNS                                    0%           (maximum  1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-05
                               PRICING INFORMATION

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RATING AGENCIES                          TBD by Wells Fargo

PASS THRU RATE                                        6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.03%

PRICING DATE                                            TBD

FINAL STRUCTURE DUE DATE                          11-Feb-02             9:00 AM

SETTLEMENT DATE                                   27-Feb-02

ASSUMED SUB LEVELS                                      AAA       1.500%
                                                         AA         TBD
                                                          A         TBD
                                                        BBB         TBD
                                                         BB         TBD
                                                          B         TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-05. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185


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

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                                              WFASC DENOMINATION POLICY
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
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                                                                            MINIMUM            PHYSICAL            BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                     DENOMINATION        CERTIFICATES         CERTIFICATES
                                                                            (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex        $25,000             Allowed             Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                          $100,000             Allowed             Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit         $100,000            Standard           Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                  (2)              Standard           Upon Request

Residual Certificates                                                         (3)              Required           Not Allowed

All other types of Class A Certificates                                       (5)                 (5)                 (5)

CLASS B (Investment Grade)                                                 $100,000             Allowed             Allowed

CLASS B (Non-Investment Grade)                                             $250,000            Required           Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.